UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET INCOME FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 91.5%
CONSUMER DISCRETIONARY - 8.6%
Automobiles - 1.4%
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$661,892
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	509,882
General Motors Co., Senior Notes	3.500%	10/2/18	670,000	668,325	(a)

Total Automobiles				1,840,099

Internet & Catalog Retail - 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	400,000	393,273
QVC Inc., Senior Secured Notes	4.375%	3/15/23	200,000	185,997

Total Internet & Catalog Retail				579,270

Media - 5.8%
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,126,195
Comcast Corp., Notes	6.450%	3/15/37	220,000	262,660
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	201,306
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	270,000	263,250	(a)
News America Inc., Senior Notes	6.550%	3/15/33	545,000	620,446
News America Inc., Senior Notes	7.750%	12/1/45	130,000	159,156
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	182,448
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	811,789
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	577,792
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	749,173
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	140,312
UBM PLC, Notes	5.750%	11/3/20	640,000	654,244	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	400,000	407,208
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	540,000	562,275
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	865,833
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	191,879

Total Media				7,775,966

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	415,412

Specialty Retail - 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	156,400
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	808,844

Total Specialty Retail				965,244

TOTAL CONSUMER DISCRETIONARY				11,575,991

CONSUMER STAPLES - 3.1%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	298,847
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	73,400
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	390,426	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	682,348	(a)

Total Beverages				1,445,021

Food Products - 0.1%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	198,123

Tobacco - 1.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	40,000	52,824
Altria Group Inc., Senior Notes	4.750%	5/5/21	70,000	74,265
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	363,739
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	326,252
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	336,513
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	504,391
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	243,292

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Reynolds American Inc., Senior Notes	4.750%	11/1/42	$720,000	$627,795
Total Tobacco				2,529,071

TOTAL CONSUMER STAPLES				4,172,215

ENERGY - 14.1%
Energy Equipment & Services - 0.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000	178,075
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	464,197

Total Energy Equipment & Services				642,272

Oil, Gas & Consumable Fuels - 13.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	579,682
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	122,192
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	209,495
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	79,051
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	91,571
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	201,500
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,018,606
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	367,027
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	327,118
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	489,357
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,034,086
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	157,271
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	267,500
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	217,411
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	354,047
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	626,004
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,479,674
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	321,916
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,264,393
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	346,115	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	438,878
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	100,000	89,625	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,782,903
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	384,210
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	941,719
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	780,000	754,275
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	168,065
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	410,000	439,725
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	312,219
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	318,037
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	401,571
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	51,976
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	41,935
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	743,350

Total Oil, Gas & Consumable Fuels				18,422,504

TOTAL ENERGY				19,064,776

FINANCIALS - 38.7%
Capital Markets - 6.7%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	270,000	233,550	(b)(c)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	500,000	451,579	(b)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	537,302
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	11/15/13	880,000	642,400	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	41,243
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	297,406
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	550,369
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	638,582

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	$640,000	$667,927
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	344,982
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,103,882
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	329,578
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,114,400
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	116,096
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	886,163
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	110,378
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	101,850
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	528,071
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	375,891

Total Capital Markets				9,071,649

Commercial Banks - 11.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	310,853	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,150,000	1,197,381
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	376,012	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	200,000	193,634
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	591,890
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	350,000	347,375	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	612,500	(a)(b)(c)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,377,000	(b)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	605,998	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,258,526	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	610,000	599,694
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	570,000	577,613	(a)(c)
Mizuho Financial Group Cayman Ltd., Subordinated Notes	5.790%	4/15/14	550,000	562,697	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	529,270	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	708,000	920,400	(a)(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,250,000	1,281,250	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	594,451
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	176,272
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	740,000	745,491
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,220,000	1,230,765
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	507,683
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	260,000	244,569	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/15/13	1,190,000	1,076,950	(b)(c)
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	123,175

Total Commercial Banks				16,041,449

Consumer Finance - 2.6%
Ally Financial Inc., Senior Notes	4.750%	9/10/18	150,000	149,330
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	226,125
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	392,200	(b)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	270,338
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	160,000	146,200	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,484,545
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	844,525

Total Consumer Finance				3,513,263

Diversified Financial Services - 13.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	650,000	568,750	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	79,332
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	85,838

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
Bank of America Corp., Senior Notes	5.625%	7/1/20	$30,000	$33,613
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	355,290
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	41,000	41,369
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	200,000	174,000	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	315,000	330,220
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	125,748
Citigroup Inc., Senior Notes	6.010%	1/15/15	142,000	151,058
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,634,870
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	624,970
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	266,844
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	130,000	117,312
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	771,340
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	553,544
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	450,000	484,601
CME Group Inc., Senior Notes	5.300%	9/15/43	460,000	474,499
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	606,000	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	480,000	522,037
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	620,643
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	820,000	1,004,949
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	770,000	821,975	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	470,000	401,850	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	718,900	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	260,000	237,678	(b)
ING US Inc., Senior Notes	5.500%	7/15/22	760,000	818,170
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	218,025
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	544,025
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	136,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	216,600
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	782,250	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	358,750	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	817,966
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	570,000	566,138
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,519,200	(a)(b)

Total Diversified Financial Services				17,784,854

Insurance - 3.9%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	489,600	(b)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	62,100
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	78,400
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	106,057
American International Group Inc., Senior Notes	4.125%	2/15/24	70,000	70,048
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	241,798
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	200,369
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	192,850	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	870,000	835,200	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	70,000	75,600	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	588,730	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,161,500
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	411,400	(b)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	314,806	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	495,021	(a)

Total Insurance				5,323,479

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Real Estate Investment Trusts (REITs) - 0.2%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	$130,000	$139,624
Ventas Realty LP, Senior Notes	5.700%	9/30/43	80,000	80,893

Total Real Estate Investment Trusts (REITs)				220,517

Thrifts & Mortgage Finance - 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	169,533
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	80,000	81,702

Total Thrifts & Mortgage Finance				251,235

TOTAL FINANCIALS				52,206,446

HEALTH CARE - 2.5%
Biotechnology - 0.6%
Amgen Inc., Senior Notes	5.150%	11/15/41	580,000	563,038
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	240,000	265,458

Total Biotechnology				828,496

Health Care Providers & Services - 1.0%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	284,192
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	27,152
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	66,219
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	247,231
Humana Inc., Senior Notes	8.150%	6/15/38	190,000	251,513
Humana Inc., Senior Notes	4.625%	12/1/42	120,000	106,863
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,362
WellPoint Inc., Notes	5.875%	6/15/17	290,000	329,546

Total Health Care Providers & Services				1,348,078

Pharmaceuticals - 0.9%
AbbVie Inc., Senior Notes	4.400%	11/6/42	270,000	244,451
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	860,000	817,692	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	149,112	(a)

Total Pharmaceuticals				1,211,255

TOTAL HEALTH CARE				3,387,829

INDUSTRIALS - 4.8%
Aerospace & Defense - 1.0%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	802,500
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	522,755

Total Aerospace & Defense				1,325,255

Airlines - 2.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	276,724	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	4.950%	1/15/23	330,000	331,650	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	93,798	101,771
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	221,409	257,111
United Airlines Inc., Pass Through Certificates, Secured Bond	5.375%	8/15/21	240,000	238,080
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	118,762	129,154
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	92,115	104,781
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	166,955	182,816
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	170,000	175,100
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	142,450
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	187,299	211,648

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	$155,638	$168,478
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	359,351	375,522

Total Airlines				2,695,285

Commercial Services & Supplies - 0.6%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	146,910
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	361,996
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	328,222

Total Commercial Services & Supplies				837,128

Construction & Engineering - 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	185,000	(a)

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	238,593

Machinery - 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	909,021

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	288,000	286,560

TOTAL INDUSTRIALS				6,476,842

INFORMATION TECHNOLOGY - 0.9%
Computers & Peripherals - 0.2%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	304,454

Internet Software & Services - 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	150,000	141,000	(a)

IT Services - 0.3%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	451,863

Semiconductors & Semiconductor Equipment - 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	128,643

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	210,000	216,825	(a)

TOTAL INFORMATION TECHNOLOGY				1,242,785

MATERIALS - 6.4%
Chemicals - 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,005,939
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	150,244

Total Chemicals				1,156,183

Containers & Packaging - 0.8%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	470,000	499,216
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	475,443
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	80,000	77,510

Total Containers & Packaging				1,052,169

Metals & Mining - 4.5%
ArcelorMittal, Senior Notes	5.000%	2/25/17	10,000	10,400
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	60,000	52,836
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	970,000	776,474
BHP Billiton Finance USA Ltd., Senior Notes	3.850%	9/30/23	180,000	181,380
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	101,849
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	110,000	110,470
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	180,000	185,164
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	430,000	409,902
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	50,000	47,171
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	740,000	762,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	$120,000	$107,558	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	856,468
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	160,624
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	379,049
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	145,950
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,164,295
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	200,000	186,000	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	436,457	(a)

Total Metals & Mining				6,074,247

Paper & Forest Products - 0.2%
Georgia-Pacific Corp., Senior Bonds	7.375%	12/1/25	250,000	314,120

TOTAL MATERIALS				8,596,719

TELECOMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 6.0%
AT&T Inc., Global Notes	6.550%	2/15/39	630,000	700,229
AT&T Inc., Senior Notes	5.550%	8/15/41	500,000	496,322
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	488,660
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	176,879
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	255,902
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	968,696
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	120,000	131,938
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	236,733
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	230,000	249,120
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	250,000	255,958
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	120,000	127,368
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,918,497
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,920,000	2,167,559

Total Diversified Telecommunication Services				8,173,861

Wireless Telecommunication Services - 1.8%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	888,105
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	307,094
SoftBank Corp., Senior Notes	4.500%	4/15/20	610,000	586,210	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	339,075
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	269,088

Total Wireless Telecommunication Services				2,389,572

TOTAL TELECOMMUNICATION SERVICES				10,563,433

UTILITIES - 4.6%
Electric Utilities - 3.0%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	509,261
Enersis SA, Notes	7.400%	12/1/16	452,000	523,156
FirstEnergy Corp., Notes	7.375%	11/15/31	780,000	787,933
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	160,000	146,325
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	470,000	487,625
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	155,756
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	827,000	854,628
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	603,863

Total Electric Utilities				4,068,547

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	193,258	(a)

Multi-Utilities - 1.4%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,258,031
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	323,524

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Multi-Utilities - continued
DTE Energy Co., Senior Notes	6.350%	6/1/16	$260,000	$294,200

Total Multi-Utilities				1,875,755

TOTAL UTILITIES				6,137,560

TOTAL CORPORATE BONDS & NOTES (Cost - $116,167,854)				123,424,596

ASSET-BACKED SECURITIES - 1.4%
CIFC Funding Ltd., 2013-2A B1L	3.926%	4/21/25	200,000	189,251	(a)(b)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.449%	12/25/34	514,490	465,713	(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	242,175	(a)(b)(d)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.824%	2/25/35	429,788	419,415	(b)
SLM Student Loan Trust, 2011-A A3	2.682%	1/15/43	330,000	345,761	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.252%	11/24/25	200,000	194,500	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,846,158)				1,856,815

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.091%	9/25/37	142,506	139,726	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.098%	9/25/37	145,060	150,890	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $285,106)				290,616

MUNICIPAL BONDS - 0.4%
California - 0.1%
University of California Revenue	4.062%	5/15/33	150,000	136,552

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	20,000	21,599
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	311,318

Total Illinois				332,917

Pennsylvania - 0.0%
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	60,000	54,254

TOTAL MUNICIPAL BONDS (Cost - $592,256)				523,723

SOVEREIGN BONDS - 1.6%
Canada - 0.7%
Quebec Province	7.970%	7/22/36	650,000	939,637

Mexico - 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	27,150

Russia - 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	203,160	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	40,230	47,410	(a)

Total Russia				250,570

Turkey - 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	300,000	289,575
Republic of Turkey, Notes	4.875%	4/16/43	280,000	231,000

Total Turkey				520,575

Venezuela - 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	500,000	451,250	(a)

TOTAL SOVEREIGN BONDS (Cost - $2,079,038)				2,189,182

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.3%
U.S. Government Obligations - 1.3%
U.S. Treasury Bonds	2.875%	5/15/43	$1,550,000	$1,315,562
U.S. Treasury Notes	1.500%	8/31/18	110,000	110,731
U.S. Treasury Notes	2.500%	8/15/23	380,000	376,141

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,799,375)				1,802,434

			SHARES
PREFERRED STOCKS - 2.0%
FINANCIALS - 2.0%
Capital Markets - 0.3%
Morgan Stanley	7.125%		13,800	347,760	(b)

Commercial Banks - 0.1%
U.S. Bancorp	5.150%		4,292	90,175

Consumer Finance - 1.3%
GMAC Capital Trust I	8.125%		67,500	1,805,625	(b)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		15,253	419,000	(b)

TOTAL PREFERRED STOCKS (Cost - $2,463,551)				2,662,560

TOTAL INVESTMENTS - 98.4% (Cost - $125,233,338#)				132,749,926
Other Assets in Excess of Liabilities - 1.6%				2,162,565

TOTAL NET ASSETS - 100.0%				$134,912,491

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Notes to Schedule of Investments (unaudited) (continued)

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$123,424,596	—	$123,424,596
Asset-backed securities	—	1,856,815	—	1,856,815
Collateralized mortgage obligations	—	290,616	—	290,616
Municipal bonds	—	523,723	—	523,723
Sovereign bonds	—	2,189,182	—	2,189,182
U.S. government & agency obligations	—	1,802,434	—	1,802,434
Preferred stocks	$2,662,560	—	—	2,662,560

Total investments	$2,662,560	$130,087,366	—	$132,749,926

Other financial instruments:
Futures contracts	$199,542	—	—	$199,542
Total	$2,862,102	$130,087,366	$—	$132,949,468

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$347,590	—	—	$347,590

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

At September 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,578,843
Gross unrealized depreciation	(2,062,255)

Net unrealized appreciation	$7,516,588

At September 30, 2013, the Fund had the following open futures contracts:

Notes to Schedule of Investments (unaudited) (continued)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	12/13	$3,735,540	$3,744,516	$8,976
U.S. Treasury 5-Year Notes	136	12/13	16,271,809	16,462,375	190,566

					199,542

Contracts to Sell:
U.S. Treasury 10-Year Notes	25	12/13	3,098,841	3,159,766	(60,925)
U.S. Treasury 30-Year Bonds	86	12/13	11,221,861	11,470,250	(248,389)
U.S. Treasury Ultra Long-Term Bonds	8	12/13	1,098,474	1,136,750	(38,276)
					(347,590)

Net unrealized loss on open futures contracts					$(148,048)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$199,542	$(347,590)	$(148,048)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$17,767,209
Futures contracts (to sell)	18,516,744

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended
(the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013